UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________

FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2019
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 445-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On March 14, 2019, our director, Mr. Michael Nash, resigned from the board of directors of Hudson Pacific Properties, Inc. (the “Company”). His resignation was effective on March 14, 2019. In tendering his resignation, Mr. Nash expressed no disagreement with the Company.

(d) On March 14, 2019, Ms. Christy Haubegger was appointed to the Board of Directors of the Company with a term commencing on March 14, 2019 and expiring at the 2019 annual meeting of stockholders. With the appointment of Ms. Haubegger, the Company’s Board consists of ten directors.

Ms. Haubegger will receive the standard non-employee director compensation for serving on the Board, including a pro-rated portion of the annual grant of restricted stock units, which will vest in equal one-third installments on the first, second and third anniversaries of the date of the Company’s 2018 annual meeting of stockholders (based upon continued service). In addition, effective March 14, 2019, the Company and Ms. Haubegger entered into the Company’s standard form of indemnification agreement for its non-employee directors, which requires the Company to indemnify each indemnitee to the fullest extent permitted by the Maryland General Corporation Law. For a description of the Company’s indemnification agreements, please see the Company’s Proxy Statement for its 2018 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 2, 2018. For a description of the Company’s compensation program for its non-employee directors, please see the revised non-employee director compensation program, filed on the Company’s quarterly report, as filed with the Securities and Exchange Commission on November 7, 2014.

On March 19, 2019, the Company issued a press release announcing the appointment of Ms. Haubegger to its Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1**	Press Release of Hudson Pacific Properties, Inc. dated March 19, 2019.
_____________
**     Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: March 19, 2019	By:	/s/ MARK T. LAMMAS
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer